May 30, 2001


                      DREYFUS PREMIER EQUITY FUNDS, INC.

                    Dreyfus Premier Aggressive Growth Fund
                     Dreyfus Premier Emerging Markets Fund
                    Dreyfus Premier Growth and Income Fund

                Supplement to Statement of Additional Information
                            Dated February 1, 2001

      Each Fund may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPO's can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.